SHARE CAPITAL AND SHARE OPTIONS	12 Months Ended
Dec. 31, 2017
SHARE CAPITAL AND SHARE OPTIONS [Abstract]
SHARE CAPITAL AND SHARE OPTIONS

26.	SHARE CAPITAL AND SHARE OPTIONS

Our ordinary shares are listed on the Nasdaq Stock Exchange.

As at December 31, 2017 and 2016, our authorized and issued share capital is as follows:

Authorized share capital:

(in thousands of $, except per share data)	2017	2016
150,000,000 (2016: 150,000,000) common shares of $1.00 each	150,000	150,000

Issued share capital:

(in thousands of $, except per share data)	2017	2016
101,118,289 (2016: 101,080,673) outstanding issued common shares of $1.00 each	101,119	101,081

We issued 38,000 and 132,000 common shares upon the exercise of stock options for the years ended December 31, 2017 and 2016, respectively.

Public equity offerings

We closed a registered public offering of 7,475,000 of our common shares, par value $1.00 per share, in November 2016. We raised net proceeds of approximately $170.0 million.

Treasury shares

In November 2014, our board of directors approved a new share repurchase program under which we may repurchase up to 5% of Golar's outstanding stock over a two year period, which is now closed. As at December 31, 2017 and 2016, we had repurchased 0.5 million shares for a consideration of $20.5 million and was party to a Total Return Swap, or TRS, indexed to 3.0 million of Golar's shares at an average price of $43.30. There is at present no obligation for us to purchase any shares from the counterparty.

Share options

In February 2002, our board of directors approved the Golar LNG Limited Share Option Scheme ("Golar Scheme"). The Golar Scheme permits the board of directors, at its discretion, to grant options and to acquire shares in the Company to employees and directors of the Company or its subsidiaries. Options granted under the scheme will vest at a date determined by the board at the date of the grant. The options granted under the plan to date have five year terms and vest equally over a period of three to four years. There is no maximum number of shares authorized for awards of equity share options, and either authorized unissued shares or treasury shares in the Company may be used to satisfy exercised options.

The Golar LNG Limited Long Term Incentive Plan ("LTIP") was adopted by our board of directors, effective as of October 24, 2017. The maximum aggregate number of common shares that may be delivered pursuant to any and all awards under the Company’s LTIP shall not exceed 3,000,000 common shares, subject to adjustment due to recapitalization or reorganization as provided under the LTIP. The LTIP allows for grants of (i) share options, (ii) share appreciation rights, (iii) restricted share awards (iv) share awards, (v) other share-based awards, (vi) cash awards, (vii) dividend equivalent rights, (viii) substitute awards and (ix) performance-based awards, or any combination of the foregoing as determined by the board of directors or nominated committee in its sole discretion. Either authorized unissued shares or treasury shares (if there are any) in the Company may be used to satisfy exercised options.

During 2017 and 2016, the Company granted to directors and employees 0.4 million and 1.9 million share options, respectively.

In 2017, the Company extended the life of 95,138 share options to September 30, 2018. The options were originally awarded from 2009 to 2011. Incremental compensation cost of $0.6 million was recognized in the year ended December 31, 2017, representing the excess of the fair value of the options at modification date over the original fair value at grant date.

As at December 31, 2017, 2016 and 2015, the number of options outstanding in respect of Golar shares was 4.0 million, 3.8 million and 2.2 million, respectively.

The fair value of each option award is estimated on the grant date or modification date using the Black-Scholes option pricing model. The weighted average assumptions as at grant date are noted in the table below:

	2017	2016	2015
Risk free interest rate	1.8%	1.8%	1.8%
Expected volatility of common stock	54.5%	55.0%	53.1%
Expected dividend yield	0.0%	0.0%	0.0%
Expected term of options (in years)	3.8 years	5.0 years	5.0 years

The assumption for expected future volatility is based primarily on an analysis of historical volatility of our common stock.

Where the criteria for using the simplified method are met, we have used this method to estimate the expected term of options based on the vesting period of the award that represents the period of time options granted are expected to be outstanding. Under the simplified method, the mid-point between the vesting date and the maximum contractual expiration date is used as the expected term. Where the criteria for using the simplified method are not met, we used the contractual term of the options of five years.

The dividend yield has been estimated at 0.0% as the exercise price of the options are reduced by the value of dividends, declared and paid on a per share basis.

A summary of option activity as at December 31, 2017 is presented below:

(in thousands of $, except per share data)	Shares (in '000s)	Weighted average exercise price	Weighted average remaining contractual term (years)
Options outstanding at December 31, 2016	3,835	$39.81	3.9
Exercised during the year	(20)	$2.98
Forfeited during the year	(238)	$40.58
Granted during the year	440	$22.98
Options outstanding at December 31, 2017	4,017	$37.92	3.0

Options exercisable at:
December 31, 2017	1,139	$37.92	2.53
December 31, 2016	108	$2.84	0.83
December 31, 2015	190	$3.97	0.87

The exercise price of all options is reduced by the amount of dividends declared and paid; the above figures for options granted, exercised and forfeited show the average of the prices at the time of granting, exercising and forfeiting of the options, and for options outstanding at the beginning and end of the year, the average of the reduced option prices is shown.

The intrinsic value of share options exercised in the years ended December 31, 2017, 2016 and 2015 was $0.3 million, $1.3 million and $0.4 million, respectively.

As at December 31, 2017 and 2016, the aggregate intrinsic value of share options that were both outstanding and exercisable was $nil as the exercise price was higher than the market value of the share options at year end.

The total fair value of share options which fully vested in the years ended December 31, 2017, 2016 and 2015 was $13.6 million, $0.1 million and $0.1 million, respectively.

Compensation cost of $8.8 million, $5.8 million and $3.7 million has been recognized in the consolidated statements of operations for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, share options cost of $1.8 million, $0.8 million and $0.6 million have been capitalized as part of the cost of the conversion of the Hilli for the years ended December 31, 2017, 2016 and 2015, respectively, representing share options awarded to employees directly involved in the conversion.

As of December 31, 2017, the total unrecognized compensation cost amounting to $20.0 million relating to options outstanding is expected to be recognized over a weighted average period of 1.6 years.